UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2004

LEHMAN ABS CORPORATION (as Depositor under the Trust Agreement dated as of March 1, 2004, providing for the issuance of Mortgage Pass-Through Certificates, Series 2004-1)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-108503 (Commission File Number)	13-3447441 (IRS Employer Identification No.)
745 Seventh Avenue, 7th Floor, New York, New York (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Lehman ABS Corporation Mortgage Pass-Through Certificates, Series 2004-1, which was made on October 25, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly Distribution report pursuant to section 4.03 of the Trust Agreement for the distribution on October 25, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF LEHMAN ABS CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: October 28, 2004
Lehman ABS Corporation
Mortgage Pass-Through Certificates
Series 2004-1
ABN AMRO Acct: 721741.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
30-Sep-04
Administrator:
Megan Olson 312.904.6709
megan.olson@abnamro.com
Analyst:
Christine Paidosh 714.259.6207
christine.paidosh@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Other Related Information
Other Related Information
Realized Loss Detail
Historical REO Report
Page 2-4
Page 5-6

Page 13-14

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
LHABS041
LHABS041_200410_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Mar-04
26-Apr-04
25-Apr-39
Parties to The Transaction
Depositor: Lehman ABS Corporation
Underwriter: Lehman Brothers Inc.
Master Servicer: Aurora Loan Services, Inc.
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.alservices.com
www.etrustee.net

21-Oct-2004 - 08:37 (Q235-Q248) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.089694%
1.840000%
1.932500%
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
30-Sep-04
Lehman ABS Corporation
Mortgage Pass-Through Certificates
Series 2004-1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
350
REMIC III
Statement Date:
ABN AMRO Acct: 721741.1
828.806636000
20.685311500
0.000000000
808.121324500
1.147436500
0.00
0.00
0.000000000
1.78000000%
0.000000000
525170BQ8
1-A1A
20,000,000.00
16,576,132.72
413,706.23
0.00
16,162,426.49
22,948.73
828.806636768
20.685311694
0.000000000
808.121325074
1.250577045
0.00
0.00
0.000000000
1.94000000%
0.000000000
525170BR6
1-A1B
53,514,000.00
44,352,758.36
1,106,953.77
0.00
43,245,804.59
66,923.38
1000.000000000
0.000000000
0.000000000
1000.000000000
3.525000034
0.00
0.00
0.000000000
4.23000000%
0.000000000
525170BS4
1-A2
146,779,000.00
146,779,000.00
0.00
0.00
146,779,000.00
517,395.98
785.021974574
41.222855814
0.000000000
743.799118760
1.727920620
0.00
0.00
0.000000000
2.83000000%
0.000000000
525170BT2
2-A1
96,750,000.00
75,950,876.04
3,988,311.30
0.00
71,962,564.74
167,176.32
1000.000000000
0.000000000
0.000000000
1000.000000000
3.191666692
0.00
0.00
0.000000000
3.83000000%
0.000000000
525170BU9
2-A2
195,345,000.00
195,345,000.00
0.00
0.00
195,345,000.00
623,476.13
1000.000000000
0.000000000
0.000000000
1000.000000000
3.975000000
0.00
0.00
0.000000000
4.77000000%
0.000000000
525170BV7
M1
10,008,000.00
10,008,000.00
0.00
0.00
10,008,000.00
39,781.80
1000.000000000
0.000000000
0.000000000
1000.000000000
0.066666667
0.00
0.00
0.000000000
0.08000000%
0.000000000
N
525170BX3
M1-IO
10,008,000.00
10,008,000.00
0.00
0.00
10,008,000.00
667.20
1000.000000000
0.000000000
0.000000000
1000.000000000
4.125000000
0.00
0.00
0.000000000
4.95000000%
0.000000000
525170BW5
M2
6,426,000.00
6,426,000.00
0.00
0.00
6,426,000.00
26,507.25
1000.000000000
0.000000000
0.000000000
1000.000000000
0.041666667
0.00
0.00
0.000000000
0.05000000%
0.000000000
N
525170BY1
M2-IO
6,426,000.00
6,426,000.00
0.00
0.00
6,426,000.00
267.75
1000.000000000
0.000000000
0.000000000
1000.000000000
149461.100000000
0.00
14,946.11
149461.100000000
N/A
0.000000000
9ABSQ244
P
100.00
100.00
0.00
0.00
100.00
14,946.11
940.368896137
0.000000000
0.000000000
929.951475028
1.805645312
0.00
5,473.56
0.010350459
2.29096670%
0.000000000
N
9ABSQ245
X
528,822,944.02
497,288,648.12
0.00
0.00
491,779,676.82
954,866.67
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ246
R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
20,419.67
528,822,100.00
495,437,867.12
7,943,928.62
Total
489,928,895.82
5,508,971.30
0.00
2,434,957.32
21-Oct-2004 - 08:37 (Q235-Q248) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.089694%
1.840000%
1.932500%
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
30-Sep-04
Lehman ABS Corporation
Mortgage Pass-Through Certificates
Series 2004-1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
350
Grantor Trust
Statement Date:
ABN AMRO Acct: 721741.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ247
E
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
21-Oct-2004 - 08:37 (Q235-Q248) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.089694%
1.840000%
1.932500%
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
30-Sep-04
Lehman ABS Corporation
Mortgage Pass-Through Certificates
Series 2004-1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
350
Net Funds Cap Shortfalls
Statement Date:
ABN AMRO Acct: 721741.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
1-A1A
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
1-A1B
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
1-A2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
2-A1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
2-A2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
M1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
N
M1-IO
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
M2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
N
M2-IO
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
X
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
21-Oct-2004 - 08:37 (Q235-Q248) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
30-Sep-04
Mortgage Pass-Through Certificates
Series 2004-1
ABN AMRO Acct: 721741.1
Statement Date:
Cash Reconciliation Summary Pool Group 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
216,164.11
0.00
)
(166.63
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,060,726.12
Unscheduled Interest:
Prepayment Penalties
10,432.69
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
10,432.69
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,062,456.50
0.00
0.00
0.00
0.00
0.00
30,145.98
119,969.62
150,115.60
70,353.65
1,300,190.75
0.00
0.00
0.00
1,370,544.40
1,520,660.00
2,583,116.50
2,583,116.50
215,904,817.08
359
150,115.60
1,370,544.40
5
0.00
0.00
0
0.00
0
214,384,157.08
354
115,226.61
783,597.64
119,969.62
844,728.64
121,240.88
844,558.78
8,868.93
0.00
)
(166.63
36,111.24
44,813.54
166.63
0.00
0.00
0.00
166.63
166.63
0.00
)
(8,702.30
1,062,456.50
Interest Not Advanced (
Current Period
)
0.00
844,728.64
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(783,767.51
)
(113,955.35
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

21-Oct-2004 - 08:37 (Q235-Q248) (c) 2004 LaSalle Bank N.A.

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
30-Sep-04
Mortgage Pass-Through Certificates
Series 2004-1
ABN AMRO Acct: 721741.1
Statement Date:
Cash Reconciliation Summary Pool Group 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
337,232.98
0.00
)
(114.33
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,381,676.22
Unscheduled Interest:
Prepayment Penalties
4,513.42
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
4,513.42
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,372,500.81
0.00
0.00
0.00
0.00
0.00
50,436.74
160,670.75
211,107.49
237,478.69
3,539,725.12
0.00
0.00
0.00
3,777,203.81
3,988,311.30
5,360,812.11
5,360,812.11
281,383,831.04
503
211,107.49
3,777,203.81
5
0.00
0.00
0
0.00
0
277,395,519.74
498
139,938.01
909,769.14
160,670.75
1,044,557.57
142,124.40
914,651.89
13,803.15
0.00
)
(114.33
44,818.48
58,507.30
114.33
0.00
0.00
0.00
114.33
114.33
0.00
)
(13,688.82
1,372,500.81
Interest Not Advanced (
Current Period
)
0.00
1,044,557.57
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(1,039,674.81
)
(158,484.36
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

21-Oct-2004 - 08:37 (Q235-Q248) (c) 2004 LaSalle Bank N.A.

Lehman ABS Corporation
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
30-Sep-04
Mortgage Pass-Through Certificates
Series 2004-1
ABN AMRO Acct: 721741.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
E
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1-A1A
28
22,948.73
22,948.73
22,948.73
0.00
NA
NA
30/360
1.780000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1-A1B
28
66,923.38
66,923.38
66,923.38
0.00
NA
NA
Act/360
1.940000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1-A2
30
517,395.98
517,395.98
517,395.98
0.00
NA
NA
30/360
4.230000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
2-A1
28
167,176.32
167,176.32
167,176.32
0.00
NA
NA
30/360
2.830000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
2-A2
30
623,476.13
623,476.13
623,476.13
0.00
NA
NA
30/360
3.830000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M1
30
39,781.80
39,781.80
39,781.80
0.00
NA
NA
30/360
4.770000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M1-IO
30
667.20
667.20
667.20
0.00
NA
NA
30/360
0.080000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M2
30
26,507.25
26,507.25
26,507.25
0.00
NA
NA
30/360
4.950000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M2-IO
30
267.75
267.75
267.75
0.00
NA
NA
30/360
0.050000000%
0.00
0.00
0.00
0.00
14,946.11
0.00
0.00
0.00
P
30
0.00
14,946.11
14,946.11
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X
30
949,393.11
2,774,316.27
954,866.67
1,819,449.60
NA
NA
30/360
2.290966702%
5,473.56
1,824,923.16
0.00
0.00
0.00
0.00
14,946.11
0.00
2,414,537.65
4,254,406.92
2,434,957.32
1,819,449.60
5,473.56
1,824,923.16
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
21-Oct-2004 - 08:37 (Q235-Q248) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
30-Sep-04
Mortgage Pass-Through Certificates
Series 2004-1
ABN AMRO Acct: 721741.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
14,946.11
14,946.11
Total Excess Allocated to the Bonds
14,946.11
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
14,946.11
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

21-Oct-2004 - 08:37 (Q235-Q248) (c) 2004 LaSalle Bank N.A.

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
30-Sep-04
Mortgage Pass-Through Certificates
Series 2004-1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 721741.1
0.35%
0.51%
0.12%
0.30%
2
0.23%
2,366,648
0.48%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
3
2,492,399
1
1,488,112
0
0
0
0
0
0
0
0
0
0
0.58%
0.52%
0.12%
0.08%
2
0.23%
2,388,149
0.48%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
5
2,601,004
1
384,655
0
0
0
0
0
0
0
0
0
0
1.15%
0.59%
0.23%
0.11%
1
0.11%
1,985,950
0.40%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
10
2,944,213
2
567,000
0
0
0
0
0
0
0
0
0
0
1.03%
0.69%
0.11%
0.39%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
9
3,479,853
1
1,987,741
0
0
0
0
0
0
0
0
0
0
1.59%
2.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
14 10,139,766
0
0
0
0
0
0
0
0
0
0
0
0
0.22%
0.11%
0.11%
0.39%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-04
2
560,098
1
1,991,293
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

21-Oct-2004 - 08:37 (Q235-Q248) (c) 2004 LaSalle Bank N.A.

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
30-Sep-04
Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 721741.1
Series 2004-1
25-Oct-04
852
92.81%
491,779,677
93.00%
1.16%
0.97%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
350
350
6.09%
5.84%
0
0
10
4,839,916
27-Sep-04
862
93.90%
497,288,648
94.04%
1.03%
0.84%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
351
351
6.09%
5.84%
1
4,400
9
4,192,992
25-Aug-04
871
94.88%
501,947,939
94.92%
0.46%
0.23%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
352
352
6.09%
5.84%
0
0
4
1,161,969
26-Jul-04
875
95.32%
503,549,063
95.22%
0.79%
0.80%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
353
353
6.10%
5.85%
1
14,590
7
4,070,368
25-Jun-04
882
96.08%
508,133,487
96.09%
0.90%
0.66%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
354
354
6.10%
5.85%
0
0
8
3,363,789
25-May-04
890
96.95%
512,244,825
96.87%
1.55%
1.53%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
355
355
6.10%
5.85%
1
24,940
14
7,973,312
26-Apr-04
905
98.58%
521,266,381
98.57%
1.42%
1.35%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
356
356
6.10%
5.85%
0
0
13
7,152,907
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2004 - 08:37 (Q235-Q248) (c) 2004 LaSalle Bank N.A.

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
30-Sep-04
Mortgage Pass-Through Certificates
Series 2004-1
ABN AMRO Acct: 721741.1
Other Reporting Information
Statement Date:
Class 1-A1A
Class 1-A1B
Class 1-A2
Class 2-A1
Deferred Amounts:
Class 2-A2
Class M1
Class M2
Pool 1 Overcollateralization:
Pool 2 Overcollateralization:
Pool 1 Overcollateralization Deficiency:
Pool 2 Overcollateralization Deficiency:
Pool Group 1 Interest Remittance Amount:
Pool Group 2 Interest Remittance Amount:
Pool Group 1 Principal Remittance Amount:
Pool Group 2 Principal Remittance Amount:
Pool Group 1 Principal Distribution Amount:
Pool Group 2 Principal Distribution Amount:
Aggregate OverCollateralization Release Amount:
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1,367,987.39
1,520,660.00
3,988,311.30
1,520,660.00
3,988,311.30
0.00
796,926.00
1,053,955.00
1,052,023.81

21-Oct-2004 - 08:37 (Q235-Q248) (c) 2004 LaSalle Bank N.A.

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
30-Sep-04
Mortgage Pass-Through Certificates
Series 2004-1
ABN AMRO Acct: 721741.1
Other Reporting Information
Statement Date:
Aggregate Distributions to Classes X, P, R, E:
Class X
Class P
Class R
Class E
Current Distribution Net Funds Cap Shortfalls:
Class 1-A1A
Class 1-A1B
Class 1-A2
Class 2-1A
Unpaid Net Funds Cap Shortfalls:
Class 1-A1A
Class 1-A1B
Class 1-A2
Class 2-A1
Class 2-A2
Class M1
Class M2
Class 2-A2
Class M1
Class M2
Class M1-IO
Class M2-IO
Class M1-IO
Class M2-IO
954,866.67
14,946.11
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

21-Oct-2004 - 08:37 (Q235-Q248) (c) 2004 LaSalle Bank N.A.

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
30-Sep-04
Mortgage Pass-Through Certificates
Series 2004-1
ABN AMRO Acct: 721741.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Pool Group 1
Current Total
Cumulative
21-Oct-2004 - 08:37 (Q235-Q248) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
30-Sep-04
Mortgage Pass-Through Certificates
Series 2004-1
ABN AMRO Acct: 721741.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Pool Group 2
Current Total
Cumulative
21-Oct-2004 - 08:37 (Q235-Q248) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Lehman ABS Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
30-Sep-04
Mortgage Pass-Through Certificates
Series 2004-1
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 721741.1
21-Oct-2004 - 08:37 (Q235-Q248) (c) 2004 LaSalle Bank N.A.